Grandeur Peak Funds	GLOBAL OPPORTUNITIES FUND
Investor Class: GPGOX | Institutional Class: GPGIX
Summary Prospectus September 1, 2024

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund onlineathttps://regdocs.blugiant.com/grandeur-peak/.Youcanalso get this information at no cost by calling 1-855-377-PEAK(7325), by sendingane-mailrequesttoFulfillment@ultimusfundsolutions.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated September 1, 2024, along with the Fund’s most recent annual report dated April 30, 2024, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and service (12b-1) fees	0.25%	0.00%
Other Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	1.63%	1.38%
Fee Waiver(1)(2)	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.58%	1.33%

(1)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) shall continue at least through September 1, 2025. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to September 1, 2025, except with the approval of the Board of Trustees.

(2)	As part of the same Expense Agreement, the Adviser has agreed through at least September 1, 2025, to waive annual management fees of 1.25% to 1.00% to the extent that the assets of the Fund exceed an average daily net asset level of $500 million. This waiver of management fees is not subject to recapture by the Adviser.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on September 1, 2025. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual
costs may be higher
or lower, based on
these assumptions
your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Shares	$161	$504	$877	$1,924
Institutional Shares	$135	$427	$745	$1,648

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. For the fiscal year ended April 30, 2024, the portfolio turnover rate for the Fund was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Strategic Focus

The Fund invests primarily in foreign and domestic small- and micro-cap companies. Under normal market conditions, the Adviser invests the Fund’s assets primarily in equity securities (including common stock, preferred stock, and securities convertible into common stock) of foreign and domestic companies with market capitalizations of less than $5 billion at the time of purchase.

The Fund typically invests in securities issued by companies economically tied to at least three countries, including the United States. The Fund invests a significant portion of its total assets (at least 40% under normal market conditions) at the time of

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Grandeur Peak Funds GLOBAL OPPORTUNITIES FUND

purchase in securities issued by companies that are economically tied to countries outside the United States. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country.

The Fund may invest a significant amount of its total assets (up to 50% under normal market conditions) at the time of purchase in securities issued by companies economically tied to emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

Analytical Approach

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied, and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies and expects to speak directly with senior management.

The Adviser uses a proprietary analytical framework that may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These sustainability criteria are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

The Adviser incorporates the results of this analysis into its overall decision-making but does not necessarily include or exclude a particular company solely based on the Adviser’s assessment of any single criterion, including that company’s ESG factors. The Adviser generally applies its sustainability analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio. Because incorporating ESG considerations into the investment research process involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the Adviser will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

PRINCIPAL RISKS OF THE FUND

All investments carry some degree of risk that will affect the value of the Fund, its investment performance, and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund is subject to the following principal investment risks:

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In some foreign markets, there may not be protection or legal recourse against failure by other parties to complete transactions or in the event of a default on a debt instrument.

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Grandeur Peak Funds GLOBAL OPPORTUNITIES FUND

Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies economically tied, including by domicile, to emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Foreign Country Exposure Risk. The Fund may have exposure to foreign countries as a result of investments in domestic companies with foreign exposure. This includes possible exposure to emerging and frontier countries. To the extent the Fund invests in securities of companies with exposure to foreign markets, including in emerging and frontier countries, such investments would be subject to the same risks as a direct investment in such markets and countries. It also may not be possible for companies to repatriate capital, interest, and other income from a particular foreign country. Such risks may impact the stock valuation of companies with foreign exposure.

Region Risk. Social, political, and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Sector Exposure Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Sector and Geography Weightings Risk. Market conditions, interest rates and economic, regulatory, or financial developments could significantly affect all the securities in a single sector or geography. If the Fund invests in only a few sectors or geographies, it may have increased relative exposure to the price movements of those sectors and geographies.

Micro-Cap Company Stock Risk. The securities of micro-cap companies may be particularly volatile in price, and such securities have significantly lower trading volumes than small- or mid-cap companies. As a result, the purchase or sale of more than a limited number of shares may affect its market price. Micro-cap companies may have limited markets, financial resources, or product lines, may lack management depth, may be more vulnerable to adverse business or market developments, and may have less publicly available information relative to larger companies.

Small-Cap Company Stock Risk. Small-cap company stocks may be very sensitive to changing economic conditions and market downturns. Small-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Mid-Cap Company Stock Risk. Mid-cap company stocks may be very sensitive to changing economic conditions and market downturns. Mid-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such less liquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of the investment, or other investments at unfavorable times or prices in order to satisfy its obligations.

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Grandeur Peak Funds GLOBAL OPPORTUNITIES FUND

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Early-Stage Companies Risk. Early-stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early-stage companies may be less liquid, privately traded, and more volatile and speculative than the securities of larger companies.

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth, and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

ESG Risk. The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

ADR Risk. ADRs involve risks similar to those associated with investments in foreign securities. ADRs listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in ADRs that provide exposure to non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. Investments in ADRs also may be subject to withholding or other taxes and may be indirectly subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid the a Fund, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund. The Fund acquired all of the assets and liabilities of the Predecessor Fund in a tax-free reorganization on October 20, 2023. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund. Performance shown below prior to October 20, 2023 is that of the Predecessor Fund.

The bar chart below depicts the change in the performance of the Predecessor Fund’s Institutional Class shares from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Predecessor Fund’s average annual returns for the periods indicated to a broad-based securities market index and a supplemental index. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website www.grandeurpeakglobal.com or by calling 855-377-PEAK(7325).

Annual Total Returns (years ended 12/31)

Best Quarter – June 30, 2020	37.50%
Worst Quarter – March 31, 2020	-24.12%

As of June 30, 2024, the year-to-date return of the Fund’s Institutional Class shares was -4.68%

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Grandeur Peak Funds GLOBAL OPPORTUNITIES FUND

Average Annual Total Returns

(for the periods ended December 31, 2023)

	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	16.44%	12.57%	8.30%
Return After Taxes on Distributions	16.36%	10.89%	6.70%
Return After Taxes on Distributions and Sale of Fund Shares	9.98%	10.19%	6.53%
Investor Class
Return Before Taxes	16.25%	12.22%	8.03%
MSCI ACWI IMI Index* (reflects no deduction for fees, expenses, or taxes)	22.18%	12.03%	8.31%
MSCI ACWI Small Cap Index (reflects no deduction for fees, expenses, or taxes)	17.41%	10.35%	7.13%

*	The Fund has changed its primary benchmark from the MSCI ACWI Small Cap Index to MSCI ACWI IMI Index to comply with new regulations requiring comparison of the Fund to a broad-based securities market index. MSCI ACWI Small Cap Index better represents the Fund’s investment strategy.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Institutional Class shares of the Fund. After-tax returns for Investor Class shares will vary from those shown for Institutional Class shares due to varying sales charges and expenses among the classes.

INVESTMENT ADVISER

Grandeur Peak Global Advisors, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Lead Portfolio Managers: Blake Walker and Ben Gardiner since inception of the Fund. Mr. Walker was lead portfolio manager of the Predecessor Fund since its inception in 2011 and Mr. Gardiner since 2021.

Guardian Portfolio Manager: Amy Hu Sunderland, since inception of the Fund. Ms. Sunderland was guardian portfolio manager of the Predecessor Fund since 2014.

PURCHASE AND SALE OF FUND SHARES

The Fund is open through financial intermediaries to shareholders who currently hold a position in the Fund. Financial advisors with clients in the Fund are able to invest in the Fund for both existing as well as new clients. The Fund remains open to all participants of retirement plans currently holding a position in the Fund. The Fund remains open to new and existing investors who purchase shares directly from the Trust. The Fund retains the right to make exceptions to Fund closure or limitation on purchases.

The Fund offers two classes of shares, Investor Class and Institutional Class shares. The minimum initial investment for both share classes is $1,000 for each account; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent minimum investment amount for either share class.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.grandeurpeakglobal.com, by telephone at 855-377-PEAK(7325) or by regular mail c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from a tax-advantaged investment plan are subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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